Exhibit 99.1

Discovering excellence, driving clinical successTM Canaccord Adams 27th Annual Global Growth Conference August 7th, 2007

Forward-Looking Statements . This presentation, and oral statements made with respect to information contained in this presentation, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those which express plan, anticipation, intent, goal, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management’s current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia’s strategic plans, Pharmacopeia’s plans to develop PS433540, a compound from its DARA program, Pharmacopeia’s Phase 1 clinical studies and proposed Phase 2 clinical studies with respect to PS433540, including timing and expected outcomes of such studies, Pharmacopeia’s estimates of the market opportunities for its product candidates, including PS433540, Pharmacopeia’s ability to successfully perform under its collaborations with Cephalon, GlaxoSmithKline, Organon, and Wyeth, Pharmacopeia’s ability to build its pipeline of novel drug candidates through its own internally-funded drug discovery programs, third party collaborations and in-licensing, Pharmacopeia’s ability to raise additional capital, Pharmacopeia’s expectations concerning the development priorities of its collaborators, their ability to successfully develop compounds and its receipt of milestones and royalties from the collaborations, Pharmacopeia’s anticipated operating results, financial condition, liquidity and capital resources, Pharmacopeia’s expectations concerning the legal protections afforded by U.S. and international patent law, Pharmacopeia’s ability to pursue the development of new compounds and other business matters without infringing the patent rights of others, additional competition, and changes in economic conditions. Further information about these and other relevant risks and uncertainties may be found in Pharmacopeia’s Reports on Form 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Pharmacopeia urges you to carefully review and consider the disclosures found in its filings which are available in the SEC EDGAR database at http://www.sec.gov and from Pharmacopeia at http://www.pharmacopeia.com. All forward-looking statements in this presentation and oral statements made with respect to information contained in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia undertakes no obligation to (and expressly disclaims any such obligation to) publicly update or revise the statements made herein or the risk factors that may relate thereto whether as a result of new information, future events, or otherwise.

Investment Highlights First-In-Class Proprietary DARA Program Dual-acting ARB and ERA for hypertension and kidney disease Completed multiple Phase 1 studies Multiple ascending dose study results expected 3Q-07 Phase 1 angiotensin II challenge study initiated July 2007, results 3/4Q-07 Phase 2 Proof of Concept study to be initiated 2H-07 – ahead of schedule Novel Partnered Clinical Programs CXCR2 antagonist in Phase 2 (Schering-Plough) p38 kinase inhibitor approaching Phase 2 (Bristol-Myers Squibb) Deep Pipeline of Potential Products 6 clinical and 4 preclinical product candidates Discovery and Development Partnerships with Industry Leaders GSK, Cephalon, Bristol-Myers Squibb, Schering-Plough, Organon, Wyeth

Agenda for Today Strong sustainable pipeline Dual acting receptor antagonist (DARA) in Phase 1 CXCR2 antagonist in Phase 2 p38 Kinase inhibitor approaching Phase 2 Strong strategic partnerships with significant rights GlaxoSmithKline Research & Development alliance Cephalon advanced discovery partnership Organon strategic alliance with co-commercialization option Wyeth strategic JAK3 outlicense with retained field Strong fundamentals Financials Milestones and Events

Undisclosed PS015146 Inflammation PS386113 Parkinson’s Adenosine A2A Rheumatoid/MS CCR1 Derm/Ocular JAK3 Topical Immuno/Inflam JAK3 Inflammation PS873266 Respiratory PS948115 Oncology PS241541 Cardiovascular DARA PS433540 Metabolic Disease PS522501 Oncology PS095760 Rheumatoid Arthritis p38 PS540446 COPD CXCR2 PS291822 NDA Filed 3 2 I Development Optimization Lead Generation Program Clinical Phase Preclinical Deep High Quality Diversified Portfolio 6 programs active in the clinic 4 programs in preclinical development 3 internal programs in lead optimization

PS433540 (DARA) – First-in-class

Pharmacopeia

Dual Acting Angiotensin and Endothelin Receptor Antagonist (DARA)

- **DARA combines the properties of two marketed product classes**
  - Angiotensin II (Type 1) receptor blockers (ARBs)
  - ET_A selective endothelin receptor antagonists (ERAs)
  - Both receptors involved in blood pressure control and kidney function
- **Efficacy, Safety, Compliance with two mechanisms in one compound**
  - Potent blood pressure lowering in multiple hypertension models
  - Dual approach validated in Phase 2 diabetic nephropathy studies
  - Potentially reduce polypharmacy and side-effects
  - PS433540 Phase 1 results consistent with once-daily oral dosing
- **DARA designed to address several cardiovascular diseases**
  - Hypertension and diabetic nephropathy
  - Preclinical profile consistent with reducing blood pressure and proteinuria
  - Potential utility in hypertensive patients with underlying kidney disease

Hypertension and Diabetic Kidney Disease Growing patient population due to increased rates of hypertension and diabetes 48% of Type 2 diabetics have nephropathy 50% of patients with microalbuminuria progress to proteinuria 33% of patients with proteinuria progress to ESRD Current treatment of kidney disease unsatisfactory Disease can progress to dialysis and transplant despite treatment Impaired quality of life with high morbidity and mortality Losartan and Irbesartan are only ARBs approved for diabetic nephropathy Hypertension and diabetes are most common causes of kidney disease 2007 Projected WW Patients (MM) Diabetic hypertension 25 Diabetic hypertension with nephropathy 21 Nephropathy = microalbuminuria, proteinuria or end-stage renal disease Source: Datamonitor, Hypertension and Diabetic Kidney Disease 10/2005

PS433540 – Potent as ARB and ERA

Pharmacopeia


Angiotensin
group

Irbesartan(Avapro®)
AT_1 antagonist



PS-433540 (DARA)
AT_1 and ET_A antagonist


Endothelin
group

BMS-193884
ET_A antagonist
Brit J of Clin Pharm
60:6:611-622

Compound	Angiotensin IC_{50} (nm, human)	Endothelin IC_{50} (nm, human)
Irbesartan (Avapro)	2	> 10,000
BMS-19384	> 10,000	1.4
PS-433540 (DARA)	3	12

Angiotensin and Endothelin Blockade Angiotensin II PS433540 blocks both angiotensin and endothelin in vivo after oral administration in rodents with ED50 = 0.9, 7.6 mpk PS433540 Study PCO-NC-003 ED 50 = 0.9 mg/kg 0 10 20 30 40 50 60 70 80 90 100 Dose (mg/kg) 0.1 1.0 10.0 100.0 Vehicle-adjusted % Inhibition (normalized) October 17, 2006

# PS433540: Pharmacological Activity in SHR

Pharmacopeia



Vehicle (N=7)
PS433540 6 mg/kg (N=10)
PS433540 18 mg/kg (N=10)
PS433540 60 mg/kg (N=10)
Mean + SE Trough MAP (mmHg)
185
175
165
155
145
135
125
115
105
95
85
-1
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
Day

Effect of Irbesartan and PS433540 on Mean Arterial Blood Pressure in Spontaneously Hypertensive Rats PS433540 PS433540 reduces blood pressure more than Irbesartan (Avapro®) at 30 and 100 µmol/kg DARA - Antihypertensive Activity Days of dosing drug p.o. 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 Mean arterial pressure mm Hg 80 100 120 140 160 180 200 220 10 µmol/kg days 15 - 21 30 µmol/kg 22 - 28 100 µmol/kg 29 - 35 Vehicle Irbesartan

Development Schedule and Progress Completed multiple Phase 1 studies Single ascending dose completed 2Q-07 Comparative bioavailability completed 3Q-07 Food effect completed 3Q-07 Multiple ascending dose study results expected 2H-07 Study in progress with 500mg panel Phase 1 angiotensin challenge study initiated July 2007 Results expected 3/4Q-07 Phase 1 ET challenge to be initiated 2H-07 Phase 2a Proof of Concept study to be initiated 2H-07 Ahead of schedule Results expected 1H-08 Phase 2b comparative efficacy in hypertension vs. standard of care To be initiated 1H-08 Results expected 2H-08

Results of Food Effect Study No clinically relevant differences in PK profile STUDY AAI-US-545 LEAST-SQUARES MEAN PS433540 PLASMA CONCENTRATIONS (N=12) 0 1000 2000 3000 4000 5000 6000 7000 8000 9000 0 4 8 12 16 20 24 28 32 36 40 44 48 Hours After Dose FED FASTED

Results of Capsule vs. Suspension Similar exposure with new capsule formulation A: 100 mg PS433540 Capsule B: 100 mg PS433540 Suspension Mean Plasma PS433540 Concentrations Versus Time (Linear Scale) Plasma PS433540 Concentration (ng/mL) 0 1000 2000 3000 Hours from Dosing 0 4 8 12 16 20 24 28 32 36 40 44 48 52

Single Ascending Dose Study Results Protocol Outline 48 normal volunteers 7 groups 0, 20, 50,100, 250, 500, 1000 mg 8 subjects per cohort six PS433540, two placebo Blood and urine collection at multiple time points Comprehensive clinical and laboratory analyses Top Line Results Pharmacokinetics Exposure increased with increased dose Mean terminal half-life from 9.5-17.5 hrs Consistent with once-a-day dosing Safety Well tolerated at all single-dose levels No significant safety findings Mean Plasma Concentration (ng/mL) 1 10 100 1000 10000 Time (h) 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72 76 PS433540 1000 mg (N=6) PS433540 500 mg (N=6) PS433540 250 mg (N=6) PS433540 100 mg (N=6) PS433540 50 mg (N=6) PS433540 20 mg (N=6) AUC(0-inf)(ng*h/ml)(Mean+SE) 125000 115000 105000 95000 85000 750000 65000 55000 45000 35000 25000 15000 5000 AUC(0-inf) VERSUS Dose for 0-48 Hour Concentrations

Agenda for Today Strong sustainable pipeline Dual acting receptor antagonist (DARA) in Phase 1 CXCR2 antagonist in Phase 2 p38 Kinase inhibitor approaching Phase 2 Strong strategic partnerships with significant rights GlaxoSmithKline Research & Development alliance Cephalon advanced discovery partnership Organon strategic alliance with co-commercialization option Wyeth strategic JAK3 outlicense with retained field Strong fundamentals Financials Milestones and Events

CXCR2 Antagonists Large Market Potential CXCR2 antagonist blocks neutrophil recruitment to the lung Therapeutic target is COPD - chronic bronchitis and emphysema By 2020, expected to be 3rd leading cause of death in US $9B and 14 million patients in the US alone Program Status CXCR2 antagonist in clinical development with Schering-Plough Active against biomarker at 50 mg in volunteers Phase 2 clinical development on-going in COPD Typical Phase 2 study length ~1 year Currently only clinical-stage competitor is GSK in Phase 2 CXCR2 inhibitors for inflammatory lung disease

p38 MAP Kinase Inhibitors Large Market Potential Block release of TNFa and IL-1 Combines the effects of Enbrel and Kineret Expected utility in RA, COPD, Psoriasis & IBD RA – $5.6B and 2.1 million patients in the US alone COPD - $9B and 14 million patients in the US alone Program Status PS540466 approaching Phase 2 Well tolerated in multiple Phase 1 trials Currently in RA patients receiving methotrexate Follow-up compound entered Phase 1 in 12/05 Leading competitors GSK, Pfizer and Vertex in Phase 2 p38 Kinase inhibitors for inflammatory diseases

Agenda for Today Strong sustainable pipeline Dual acting receptor antagonist (DARA) in Phase 1 CXCR2 antagonist in Phase 2 p38 Kinase inhibitor approaching Phase 2 Strong strategic partnerships with significant rights GlaxoSmithKline Research & Development alliance Cephalon advanced discovery partnership Organon strategic alliance with co-commercialization option Wyeth strategic JAK3 outlicense with retained field Strong fundamentals Financials Milestones and Events

Strategic R&D Partnerships Late stage optimization programs Upfront $15 million technology access fee Up to $35 million in milestones and double-digit royalty Pharmacopeia prosecutes Phase 1 and Phase 2 Non-dilutive tranched funding – up to $15 million Up to $83 million per program and double-digit royalty Builds portfolio and financial runway Upfront $15 million, up to $20MM in research funding Buy-up option to co-develop and co-commercialize, or Significant milestones and up to double-digit royalty

Strategic Outlicense with Retained Rights Alliance to develop and commercialize JAK3 Inhibitors for Immunological and Inflammatory Diseases Upfront payment for discovery phase program - $5 million Up to $9MM in research funding over 3 years Up to $175MM in preclinical, clinical and commercialization milestones Double-digit royalties on any sale of a collaboration product by Wyeth Pharmacopeia retains all commercial rights to topical products for ophthalmology and dermatology

Agenda for Today Strong sustainable pipeline Dual acting receptor antagonist (DARA) in Phase 1 CXCR2 antagonist in Phase 2 p38 Kinase inhibitor approaching Phase 2 Strong strategic partnerships with significant rights GlaxoSmithKline Research & Development alliance Cephalon advanced discovery partnership Organon strategic alliance with co-commercialization option Wyeth strategic JAK3 outlicense with retained field Strong fundamentals Financials Milestones and Events

Financial Summary For the Six Months Ended June 30, 2007 $11.3 million in net revenue $16.9 million in net loss Cash, Cash Equivalents and Marketable Securities $92.7 million as of June 30, 2007 $37.1 million net proceeds from public follow-on offering led by CIBC in 2Q-07 December 31, 2007 ending cash balance expected to be $65 - 70 million

Stock Information Stock Exchange: NASDAQ Stock Symbol: PCOP Shares Outstanding (07/31/2007): 29.5 million 52 - Week Range: $3.61 - $6.88 Daily Trading Volume (07/31/2007)*: >80,000 shares Market Capitalization (07/31/2007): ~ $165 million Enterprise Value: ~ $70 million *Trailing 30-day average Analyst Coverage: Joe Pantginis Jose Haresco Brian Lian Canaccord Adams Merriman Curhan Ford CIBC October, 2005 December, 2005 December, 2006

Key Milestones and Events 3/4Q:07 2H:08 DARA: Angiotensin II challenge study results DARA: Multiple Ascending Dose (MAD) study results DARA: Endothelin challenge study initiated CCR1 antagonist for RA and MS chosen for development One or more additional partnered programs in Phase 1 One or more additional partnered programs in Phase 2 DARA: Initiate Phase 2a Proof of Concept study 1H:08 DARA: Phase 2a Proof of Concept study results DARA: 2nd Phase 2 hypertension study initiate

Discovering excellence, driving clinical successTM